Exhibit 99.3

 First Quarter 2017 Earnings Presentation  April 25, 2017

 This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company’s proposed acquisition of the Clayton Banks and the anticipated timing, benefits, cost, and financial impact thereof. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this news release including, without limitation, the risks and other factors set forth in the Company’s December 31, 2016 Form 10-K, filed with the SEC on March 31, 2017 under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, net income, diluted earnings per share, total revenues, return on average assets, return on average equity, return on average tangible common equity, noninterest expense and efficiency ratio, in each case excluding certain income and expense items that the Company’s management considers to be non-core in nature. The Company refers to these non-GAAP measures as core measures. This news release also uses tangible book value per common share and the tangible common equity to tangible assets ratio, which are non-GAAP measures that exclude the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided on the appendix to this presentation.

   Non-GAAP Core results1   Three months endedMarch 31, 2017  Diluted earnings per share  $0.42  Net income  $10.3 million  Return on average assets   1.31%  Return on average equity  12.5%  Return on average tangible common equity  14.8%  Efficiency ratio  73.3%  1Q 2017 Highlights  Total revenues of $61.3 million for the quarter, up 7.7% from 1Q 2016Continued customer-focused balance sheet growth resulting in NIM (tax-equivalent) of 4.28%Loans (HFI) grew to $1.90 billion, an 11.0% increase from 1Q 2016 and 11.5% annualized from 4Q 2016Total deposits grew to $2.70 billion, a 9.4% increase from 1Q 2016 and 4.5% annualized from 4Q 2016Interest rate lock commitment (IRLC) volume was $1.60 billion for the quarter, up 9.2% from 4Q 2016 and up 31.0% from 1Q 2016Nonperforming assets to total assets declined to 0.56% from 0.83% at 1Q 2016Tangible book value per share was $12.05 and tangible common equity / tangible assets was 9.34% at 1Q 2017  Key highlights  Financial results  1 Core results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for non-core income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 39.225% and exclude one-time items. See “Use of non-GAAP financial measures” and the Appendix hereto.

     Delivering profitability and growth  Drivers of profitability improvement  Pro forma return on average assets1 ($mm)  NIM (%)  Noninterest income ($mm)  NPA / assets (%)  +25 bps      Loans / deposits (%)  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.37%, 35.63%, 35.08% and 36.75%, for the years ended December 31, 2013, 2014, 2015 and 2016, respectively, and also include the exclusion of a one-time tax charge in 3Q 2016.   (27) bps

 Net interest margin strength  Historical yield and costs  Source: Company information1 Includes tax-equivalent adjustment  NIM (%)  4.03%   4.40%   4.05%   3.99%   4.28%     NIM, ex-accretion (%)   3.90%  4.16%  3.94%  3.94%  4.12%    Deposit cost (%)   0.29%  0.28%  0.30%  0.29%  0.32%    Loan (HFI) yield    1Q 2016  4Q 2016  1Q 2017  Contractual interest rate on loans HFI1  4.75%  4.79%  4.69%  Origination and other loan fee income  0.32%  0.41%  0.40%    5.07%  5.20%  5.09%  Accretion on purchased loans  0.19%  0.08%  0.25%  Loan syndication fees  --  --  0.08%  Total loan yield (HFI)  5.26%  5.27%  5.42%

     Consistent loan growth and balanced portfolio  Total loan growth1 ($mm) and commercial real estate concentration  Loan portfolio breakdown1    4Q 2012  1Q 2017  Total HFI loans: $1,901mm  Source: Company filings; 1 Exclude HFS loans, C&I includes owner-occupied CRE2 Risk-based capital at bank level as reported in Call Report. 1Q 2017 calculation is preliminary and subject to change.3 Excludes owner-occupied CRE    Commercial real estate (CRE) concentration2  % of risk-based Capital      1Q 2016  1Q 2017  C&D loans subject to 100% risk-based capital threshold3  83%  76%  Total CRE loans subject to 300% risk-based capital threshold3  192%  155%  1Q17:

 Stable, low cost core deposit franchise    Total deposits ($mm)  Source: Company filings; 1 Includes mortgage servicing-related escrow deposits of $44.1 million, $61.6 million, $45.4 million and $47.7 million for the quarters ended June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017, respectively.  Noninterest bearing deposits ($mm)1  Growth: 12.7%  Deposit composition  Cost of deposits      Total deposit growth: 9.4%

 Mortgage Banking stable amid uncertain interest rate environment  Mortgage Banking income $25.1 million, down 4.2% from 4Q 2016 and up 2.4% from 1Q 2016IRLC pipeline volume of $1.60 billion during 1Q 2017 from $1.22 billion during 1Q 2016IRLC pipeline declined 16% from $533 million at 4Q 2016 to $449 million at 1Q 2017Business model continuing to shift to increased purchase volumes given market and interest rate environment Elected fair value accounting for MSRs, resulting in $0.5 million valuation decrease in 1Q 2017  1Q 2017 Mortgage Highlights  Source: Company filings;   $16.6  $29.5  $27.6    Gain on Sale    IRLC pipeline volume mix by purpose (%)  IRLC pipeline volume by line of business (%)    Consumer Direct  Correspondent  Reverse   Third party originated  Retail   Retail footprint              Refinance   Purchase         $2.0  $3.8  $2.7  1Q 2016   4Q 2016  1Q 2017  $1,220mn  $1,463mn  $1,598mn  IRLC volume:  IRLC pipeline:  $514mn  $533mn  $449mn    ($7.1)  ($4.7)  $5.9  Fair value changes     Fair value MSR change  $ --  $ --  ($0.5)  Mortgage banking income ($mm)  $24.5  $26.2  $25.1    Total   Servicing Revenue

# Improving operating leverage remains a key objective

## Improving operating efficiency

- Continued focus to achieve better operating leverage
  - Bank's core system creates a scalable platform designed to drive and support growth across markets
  - Capacity to grow business in key metropolitan markets, especially Nashville MSA, without adding significant bankers or branches
  - Continue to centralize operations and support functions while protecting our decentralized client service model
  - Adjust mortgage banking model to current environment

## Core efficiency ratio (tax-equivalent basis)[1]



Banking Segment
Consolidated
Mortgage Segment
66.7%
71.6%
81.5%
63.1%
67.8%
76.5%
65.2%
69.7%
76.3%
62.6%
73.7%
84.6%
64.4%
73.3%
88.7%
1Q16
2Q16
3Q16
4Q16
1Q17

Source: Company filings
[1] See "Use of non-GAAP financial measures" and the Appendix hereto.

9

Asset quality continues to improve    Source: Company filings..  Classified loans ($mm)  Net charge-offs / average loans  NPAs / assets  LLR / loans        (27) bps  ($8) million

     Strong capital position for future growth  Source: Company filings1 Total regulatory capital. 1Q 2017 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto.  Capital position  Total capital composition     1Q 2016  4Q 2016  1Q 20171  Shareholder’s equity / Assets  8.9%  10.1%  10.8%  TCE / TA2  7.1%  8.7%  9.3%  Common equity tier 1  8.4%  11.0%  11.1%  Tier 1 capital  9.7%  12.2%  12.4%  Total capital  11.2%  13.0%  13.3%  Tier 1 leverage   7.8%  10.1%  10.5%  Simple capital structure

    Appendix

   Strategic drivers    Balanced business model buoyed by low-cost core deposit base  Experienced senior management team    Strong financial performer: delivering profitability and growth  Community bank culture and family values  Scalable mortgage platform  Complementary positions in high growth metropolitan markets and stable community markets

 Attractive footprint with balance between community markets and platforms in high growth metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  Note: Financial data as of March 31, 2017. Market data as of June 30, 2016, pro forma for acquisitions. Size of bubble represents size of company deposits in a given marketSource: Company data and SNL Financial; 1 Statistics based on county data.                                        Nashville MSA  Knoxville MSA  Chattanooga MSA  Huntsville MSA  Memphis MSA                                            Jackson MSA              Metropolitan marketsCommunity markets        Our footprint   Total loans (excluding HFS)  Total branches  Total deposits  Market rank by deposits: Nashville (13th)Chattanooga (7th) Jackson (5th) Memphis (41st)Knoxville (43rd) Huntsville (21st)   Paris  Crossville  Dayton  Shelbyville  Smithville  Fayetteville  Waverly  Linden  Parsons  Camden  Huntingdon  Lexington

 Selected financial data  Source: Company filings. * These measures are considered non-GAAP financial measures. See “Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

 Selected financial data (cont'd)  Source: Company filings. * These measures are considered non-GAAP financial measures. See “Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

 1Q 2017 Highlights  Source: Company filings. * These measures are considered non-GAAP financial measures. See “Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures. 1 Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis. Reported net income as an S corporation was $14,599 with diluted EPS of $0.85 while ROAA, ROAE and ROTCE were 2.03%, 23.79% and 30.35%, respectively.2 Core results are presented pro forma for conversion from S corporation to C corporation status.

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma core net income  Source: Company filings.

 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio  Source: Company filings. (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue

 GAAP reconciliation and use of non-GAAP financial measures  Segment tax-equivalent efficiency ratio  Source: Company filings.

 GAAP reconciliation and use of non-GAAP financial measures  Tangible assets and equity  Return on average tangible equity  Source: Company filings.

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma return on average tangible common equity  Source: Company filings.   Pro forma core return on average tangible equity  Pro forma core return on average assets and equity

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma core total revenue  Core deposits  Source: Company filings.